UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT  REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 2, 2022

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California 91107

(Address of principal executive office, including zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TTEK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officer

Effective October 3, 2022, Jill M. Hudkins, President, Resilient and Sustainable Infrastructure Division of Tetra Tech, Inc. (“Tetra Tech”), has been promoted to serve as Tetra Tech’s President, reporting to Dan L. Batrack, Chairman and Chief Executive Officer. In this role, Ms. Hudkins will lead the Company’s strategic planning and operating segments. Dr. Leslie L. Shoemaker, Tetra Tech’s current President, will transition to Chief Sustainability and Leadership Development Officer.

Ms. Hudkins, 51, has been with Tetra Tech for over 24 years in increasingly responsible positions. She has served as President of the Resilient and Sustainable Infrastructure Division since October 2021, President of the IEW Operating Unit since April 2021, and Vice President and Growth Initiatives Program Leader since October 2019. Prior to this, Ms. Hudkins served as Vice President and One Water Leader from May 2015 to October 2019. She is a registered Professional Engineer and holds a Bachelor of Science in Civil and Environmental Engineering from Duke University, and a Master of Engineering in Civil and Environmental Engineering from the Massachusetts Institute of Technology.

Item 8.01. Other Events.

On August 2, 2022, Tetra Tech issued a press release announcing executive appointments. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

   (d)  Exhibits

99.1	Press Release of Tetra Tech, Inc., dated August 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Tetra Tech has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date: August 2, 2022	By:	/s/ DAN L. BATRACK
Dan L. Batrack
Chairman and Chief Executive Officer

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